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                                                                 EXHIBIT 10.41.1

                                FIRST AMENDMENT
                                      TO
                             EMPLOYMENT AGREEMENT



          This First Amendment to Employment Agreement is entered into as of November 14, 1997, by and between United PanAm Mortgage Corp. (the "Company") and John T. French ("Employee").

          WITNESSETH:

          WHEREAS, Employee and the Company are parties to that certain Employment Agreement dated as of October 1, 1997 (the "Employment Agreement").

          WHEREAS, Employer and Employee desire to amend the terms of such Employment Agreement as provided herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Stock Options.  Section 4 of the Employment Agreement is hereby
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amended by replacing the last sentence thereof with the following:

          "On the execution hereof, Employee shall receive options to purchase 60,000 shares of the common stock of United PanAm Financial Corp., the parent corporation of the Company, formerly known as Pan American Group, Inc., which options shall (a) have an exercise price per share of $10.50; (b) vest and become exercisable 25% on October 15, 1997, and 25% on each of October 15, 1998, 1999 and 2000; provided,
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          however, that such options shall be completely vested and exercisable on September 30, 1999 if Employee is an employee of the Company on that date and the Company and Employee neither renew this Agreement nor enter into a new Employment Agreement; and (c) be in addition to any other options to purchase share of the common stock of United PanAm Financial Corp. which Employee has received before the date of this Agreement."

          2.   No Other Changes.  Except as set forth herein, the Employment
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Agreement shall remain in full force and effect without further amendment or modification.
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          Executed as of the date first above written.


     EMPLOYER:                      UNITED PANAM MORTGAGE CORP.



                              By:   /s/ LAWRENCE J. GRILL
                                    -----------------------------------



     EMPLOYEE:                      /s/ JOHN T. FRENCH
                                    -----------------------------------
                                    JOHN T. FRENCH